SUBSEQUENT EVENTS	12 Months Ended
Nov. 30, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 10. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheets date up to the date that the financial statements were available to be issued. Based upon this review, the Company did not identify any subsequent events, other than below, that would have required adjustment or disclosure in the financial statements.

On December 27, 2024, the Company received $52,166 from Allrites. These advances are non-interest bearing and payable the earlier of the closing of the merger or the date for mandatory liquidation.

From January to March 2025, the Company deposited four tranches of $5,000, for an aggregated of $20,000, into the Company’s Trust Account for its public shareholders, allowing the Company to extend the date by which the Company must consummate an initial business combination to March 18, 2025.